                                                                      Exhibit 24


                               POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and/or officers of Ameritech Corporation, a Delaware corporation (the "Company"), hereby constitutes and appoints Oren G. Shaffer, Barbara A. Klein and Richard W. Pehlke, and each of them singly, his or her true and lawful attorney or attorneys-in-fact, with full power of substitution, resubstitution and revocation, for him or her and in his or her name, place and stead, (a) to sign, on his or her behalf in the respective capacity or capacities for the Company set forth below, the Company's Annual Report on 10-K for the fiscal year ended December 31, 1998 (the "10-K") pursuant to the Securities Act of 1934, as amended (the "Exchange Act"), together with any and all amendments thereto on Form 10-K/A, (b) to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, the stock exchanges on which the Company's Common Stock is listed for trading and any other governmental or regulatory authority, and otherwise to act for him or her and on his or her behalf in connection therewith, and (c) to do or perform each and every act and thing necessary, appropriate or desirable to be done in the premises, or in his or her name, place and stead, in connection with such report as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 29th day of March, 1999.

      Signature                                    Title
      ---------                                    -----

/s/ Donald C. Clark                                Director
-------------------------------
Donald C. Clark

/s/ Melvin R. Goodes                               Director
-------------------------------
Melvin R. Goodes

/s/ Hanna Holborn Gray                             Director
-------------------------------
Hanna Holborn Gray

/s/ James A. Henderson                             Director
-------------------------------
James A. Henderson

/s/ Sheldon B. Lubar                               Director
-------------------------------
Sheldon B. Lubar
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      Signature                                    Title
      ---------                                    -----

/s/ Lynn M. Martin                                 Director
-------------------------------
Lynn M. Martin

/s/ Arthur C. Martinez                             Director
-------------------------------
Arthur C. Martinez

/s/ John B. McCoy                                  Director
-------------------------------
John B. McCoy

/s/ Richard c. Notebaert                           Director; Chairman of
-------------------------------                    the Board, President and
Richard C. Notebaert                               Chief Executive Officer
                                                   (principal executive officer)

/s/ John D. Ong                                    Director
-------------------------------
John D. Ong

/s/ A. Barry Rand                                  Director
-------------------------------
A. Barry Rand

/s/ Oren G. Shaffer                                Executive Vice President
-------------------------------                    and Chief Financial Officer
Oren G. Shaffer

/s/ Laura D'Andrea Tyson                           Director
-------------------------------
Laura D'Andrea Tyson

/s/ James A. Unruh                                 Director
-------------------------------
James A. Unruh

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